Exhibit 99.1

Dominari Financial, Inc. Executes Definitive Agreement to Buy Broker-Dealer

Acquisition Will Accelerate Growth Strategy

New York, NY, September 9, 2022 - Dominari Financial, Inc., the financial services subsidiary of AIkido Pharma Inc., (NASDAQ: “AIKI”) has entered into an exclusive agreement for the acquisition of a broker-dealer firm. This is Dominari’s first acquisition since launching in June. Details of the proposed purchase can be found in the 8K on file with the SEC.

Dominari Financial was formed with the intention of acquiring revenue generating assets in the fintech and financial services industry. “Our goal has always been to move swiftly to execute a roll-up strategy of wealth management firms that cater to ultra-high-net worth investors. This transformative purchase not only accelerates our timetable, but also gives us the organizational infrastructure and technology needed to scale Dominari into a financial services powerhouse,” said Carlos Aldavero, President of Dominari.

Kyle Wool, AIkido board member, acted as matchmaker on the deal and will continue to advise Mr. Aldavero on the purchase. “The board fully supports the diversification strategy of which Dominari Financial is the centerpiece,” added Wool. “Once approved by FINRA, this acquisition will catapult Dominari forward and lays the groundwork for future acquisitions. I am looking forward to working closely with Carlos to continue to identify synergistic companies to bring into the portfolio,” he continued.

Upon approval of the transaction by FINRA, this acquisition will allow Dominari Financial to provide banking and lending services through a collaborative agreement with a third-party institution, delivering the full balance sheet to UHNW investors, corporations, and institutional clients once the deal officially closes.

Dominari Financial, Inc. Mission Statement:

Dominari is a dynamic, forward-thinking financial services company that creates wealth for all stakeholders by capitalizing on emerging trends in the financial services sector and identifying early-stage future opportunities that will generate a high rate of return for investors.

 About AIkido Pharma Inc.

AIkido Pharma Inc. was initially formed in 1967 and is a biotechnology Company with a diverse portfolio of small-molecule anticancer and antiviral therapeutics. The Company's platform consists of patented technology from leading universities and researchers, and we are currently in the process of developing an innovative therapeutic drug platform through strong partnerships with world renowned educational institutions, including The University of Texas at Austin and University of Maryland at Baltimore. Our diverse pipeline of therapeutics includes therapies for pancreatic cancer, prostate cancer. We are constantly seeking to grow our pipeline to treat unmet medical needs in oncology. The Company is also developing a broad-spectrum antiviral platform that may potentially inhibit replication of multiple viruses including Influenza virus, SARS-CoV (coronavirus), MERS-CoV, Ebolavirus and Marburg virus.

Forward-Looking Statements

Certain statements in this press release constitute “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “might,” “will,” “should,” “believe,” “expect,” “anticipate,” “estimate,” “continue,” “predict,” “forecast,” “project,” “plan,” “intend” or similar expressions, or statements regarding intent, belief, or current expectations, are forward-looking statements. While the Company believes these forward-looking statements are reasonable, undue reliance should not be placed on any such forward-looking statements, which are based on information available to us on the date of this release. These forward-looking statements are based upon current estimates and assumptions and are subject to various risks and uncertainties, including without limitation those set forth in the Company's filings with the SEC, not limited to Risk Factors relating to its business contained therein. Thus, actual results could be materially different. The Company expressly disclaims any obligation to update or alter statements whether as a result of new information, future events or otherwise, except as required by law.

Contact:

Investor Relations:

Hayden IR
Brett Maas, Managing Partner
Phone: (646) 536-7331
Email: brett@haydenir.com
www.haydenir.com

AIkido Pharma Inc.
Phone: 212-745-1373
Email: investorrelations@aikidopharma.com
www.aikidopharma.com